Subsequent Events (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($) shares
Amended & Restated Promissory Note [Member]
Number of common shares issued on Jan. 02, 2020 | shares	50,188
Sale of Vessel Pyxis Delta [Member]
Gross sale price as per MOA dated Dec. 11, 2019	$ 13,500
Net proceeds from sale of vessel	The total net proceeds from the sale of the vessel were approximately $13.2 million, $5.7 million out of which was used for the prepayment of Pyxis Delta and Pyxis Theta loan facility and $7.5 million for the repayment of the Company's liabilities to its related party (Maritime) and for the repayment of obligations to its trade creditors.
Pyxis Delta & Pyxis Theta [Member] | Loan Agreement [Member]
Early debt prepayment following sale of Pyxis Delta	$ 5,674